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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 14, 2001
                                                --------------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                         91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

                  6830 Spencer Street, Las Vegas, Nevada                89119
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               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)







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ITEM 5. OTHER EVENTS

AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

         On June 14, 2001, our board of directors and a majority of our stockholders approved of an amendment and restatement of our articles of incorporation. Through the amended and restated articles of incorporation, we propose to increase our authorized shares from 40 million shares of common stock, $.001 par value, and 10 million shares of blank-check preferred stock, $.001 par value, to 80 million shares of common stock, $.001 par value, and 10 million shares of blank-check preferred stock, $.001 par value.

         The purpose of the 40 million share increase in our authorized shares of common stock was to ensure a sufficient number of authorized shares for a proposed rights offering to our stockholders for up to 26,869,770 shares of common stock and to provide additional flexibility with respect to future financings. As discussed herein, the proposed rights offering would involve to distribution to all stockholders of record on June 15, 2001 and to all holders of vested options and warrants and convertible debentures on June 15, 2001 a right to purchase two shares of common stock at $0.35 per share for each share held, or for each share underlying their options, warrants or convertible debentures, if applicable. The amended and restated articles of incorporation will be filed with the Nevada Secretary of State in the near future.

BRIDGE LOANS

         In June 2001, we received a commitment from James E. Crabbe, a director and our controlling stockholder, to provide a bridge loan in the original principal amount of up to $3,000,000. Pursuant to this commitment, we have received $2,104,000 and have issued short-term promissory notes dated June 1, June 6 and June 21, 2001 to Mr. Crabbe in the same original principal amount.

         These short-term promissory notes bear an interest rate of 9.5%, are unsecured and are due upon the earlier of the receipt of proceeds from the proposed rights offering or six months from the respective dates of the short-term promissory notes. We have applied the proceeds of the bridge loan to fund our operations. As previously discussed, Mr. Crabbe will have the ability to apply the outstanding amounts payable under the bridge loans towards the exercise of his rights, if applicable, either in full or in part.

TERMINATION OF PLACEMENT AGENT AGREEMENT

         On June 15, 2001, we advised Josephthal & Co. Inc. of the termination of Josephthal's engagement as our placement agent with respect to our proposed private placement of convertible debentures. Pursuant to the terms of the placement agent engagement letter with Josephthal dated December 14, 2001, we had the right to terminate Josephthal's engagement in the event that Josephthal did not raise up to $5,000,000 through the proposed private placement of convertible debentures within six months of the date of the engagement letter. No funds were raised by Josephthal through the proposed private placement of convertible debentures, although we received a loan of $500,000 pursuant to a standby credit agreement with a Josephthal affiliate.


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DISCLAIMER OF FINANCIAL PROJECTIONS

         Due to the termination of and the failure to raise the estimated proceeds from our proposed private placement of convertible debentures, we did not have the sufficient capital to fund the expansion of our operations and meet the assumptions underpinning the financial projections set forth in our Current Report on Form 8-K, as filed with the Commission on April 6, 2001. As these financial projections spoke as of the date of the Current Report on Form 8-K and were not meant to represent projections of our anticipated sales, revenues, costs, expenses, net income, or assumptions or estimates as to future events or outcomes, as to any subsequent date, we reiterate that these financial projections contained "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and that no assurances were given that we could or would attain the results contemplated in the financial projections. Accordingly, as the assumptions for these financial projections did not materialize, the anticipated sales, revenues, costs, expenses, net income and other information contained in the financial projections cannot and will not be achieved during the periods provided for in the financial projections.

NOTICE OF RIGHTS OFFERING

         On or about June 22, 2001, we distributed a letter to all stockholders of record as of June 13, 2001 in which we provided such persons with notice of a proposed rights offering.

         Each non-transferable right will entitle the holder of the rights to purchase two shares of common stock at an exercise price of $0.35 per share. The rights will expire thirty (30) days after the date of effectiveness of the registration statement relating to the shares of common stock underlying the rights. Upon the expiration of the exercise period, James E. Crabbe, a director and our controlling stockholder, will have the right to purchase the remaining shares of common stock that relate to any unexercised rights. We advised all recipients of the letter that other matters relating to the rights offering have not been finalized as of the date of the letter, such as the expiration date of the rights offering.

         As part of the proposed rights offering, we intend to file a registration statement on Form S-3 with the United States Securities and Exchange Commission for the purpose of registering the 26,869,770 shares of common stock underlying the rights to purchase common stock. Once the registration statement has been declared effective, we will distribute to each holder of right a copy of the prospectus and a rights certificate.

         Along with the letter, we enclosed a copy of our Annual Report of VendingData Corporation on Form 10-KSB, as filed with the United States Securities and Exchange Commission on March 30, 2001, and a copy of our Quarterly Report of VendingData Corporation on Form 10-QSB, as filed with the United States Securities and Exchange Commission on May 14, 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.01 Letter dated June 21, 2001 from Steven J. Blad regarding notice of proposed rights offering




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VENDINGDATA CORPORATION



Date:  June 27, 2001                   By: /s/ Steven J. Blad
                                           ------------------------------------
                                           Steven J. Blad
                                      Its: President and Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit                                                                    Page
 Number                    Description                                    Number
 -------                   -----------                                    ------

99.1     Letter dated June 21, 2001 from Steven J. Blad regarding notice     6
         of proposed rights offering